AMENDMENT NO. 6 AND WAIVER

AMENDMENT NO. 6 AND WAIVER dated as of July 28, 2000 to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 21, 1995 between THE PEP BOYS - MANNY, MOE & JACK (the "Company"), the guarantors signatory thereto (the "Guarantors"), the banks signatory thereto (the "Banks") and THE CHASE MANHATTAN BANK, as agent (the "Agent").

W I T N E S S E T H:

WHEREAS, the Company, the Guarantors, the Banks and the Agent are parties to the Amended and Restated Credit Agreement referred to above (as heretofore amended, the "Credit Agreement") pursuant to which the Banks have agreed to extend credit to the Company as provided therein;
WHEREAS, the Company has requested that the Banks and the Agent amend the Credit Agreement in order to reduce the Commitments (as defined in the Credit Agreement) of the Banks and waive compliance with Sections 9.07 and 9.10 of the Credit Agreement as hereinafter set forth;

WHEREAS, the Majority Banks (as defined in the Credit Agreement) and the Agent are agreeable to such amendment and waivers on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein it is hereby agreed as follows:

Section 1.  Definitions.

All terms defined in the Credit Agreement shall be used herein as defined in the Credit Agreement unless otherwise defined herein or the context otherwise requires.

Section 2. Amendments to the Agreement.

Effective as provided in Section 5 of this Amendment No. 6 and Waiver:

(a) the Company hereby irrevocably agrees that the aggregate Commitments available under the Credit Agreement shall be reduced from $200,000,000 to $125,000,000 as of August 10, 2000. Such reduction shall be effected automatically as of said date without further action by any Person and shall be applied to the Commitments of the Banks in accordance with Section 4.02 of the Credit Agreement; and

(b)  Section 9 of the Credit Agreement is hereby amended by inserting a new
Section 9.14 to read as follows:

"9.14. Limitation on LYONS Payments. The Company shall not at any time prior to September 20, 2001 make any payments in cash, whether by purchase, redemption or otherwise, in respect of its Liquid Yield Option Notes due 2011 (the "LYONS") issued pursuant to the Indenture dated as of September 20, 1996 (the "Indenture") other than in connection with a Change in Control as provided in Section 3.09 of the Indenture and paragraph 6 of the LYONS."

Section 3.  Waivers.

Effective as provided in Section 5 of this Amendment No. 6 and Waiver, but effective as of the date hereof, the Banks hereby waive the Company's compliance with the Leverage Ratio under Section 9.07 of the Credit Agreement and the Interest Coverage Ratio under Section 9.10 of the Credit Agreement, in each case for the period ending on July 28, 2000.


Section 4.  Representations and Warranties.

In order to induce the Majority Banks and the Agent to make this Amendment No. 6 and Waiver, the Company hereby represents and warrants that:

(a) the execution and delivery of this Amendment No. 6 and Waiver and the performance of the Company thereunder and under the Credit Agreement as amended hereby (i) have been duly authorized by all necessary corporate action, will not violate any provision of law, or the Company's charter or by-laws, or result in the breach of or constitute a default, or require a consent, under any indenture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective property may be bound or affected, and (ii) each of this Amendment No. 6 and Waiver and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

(b) the representations and warranties in Section 8 of the Credit Agreement are true and correct as of the date hereof as if they were being made on such date and as if reference therein to the Credit Agreement (or words of similar import) referred to the Credit Agreement as amended hereby and to this Amendment No. 6 and Waiver; and

(c) (except as provided in Section 3 of this Amendment No. 6 and Waiver) no Event of Default or event which with notice or lapse of time, or both, would constitute an Event of Default, has occurred and is continuing as of the date hereof.

Section 5.  Conditions.

The amendment set forth in Section 2 of this Amendment No. 6 and Waiver, and the waivers set forth in Section 3 of this Amendment No. 6 and Waiver, shall become effective, as of the respective dates specified therein, when all of the following conditions shall have been met:

(a) The Agent shall have received one or more counterparts of this Amendment No. 6 and Waiver duly executed by Company, the Guarantors, the Agent and the Majority Banks.

(b) The Company shall have paid to the Agent for the account of each Bank that has executed and delivered a counterpart of this Amendment on or prior to 5:00 p.m. (New York time) on August 10, 2000 (or has advised the Agent in a manner satisfactory to the Agent that such Bank has executed this Amendment on or prior to such time) an amendment fee equal to 0.10% of the amount of such Bank's Commitment.


Section 6.  Miscellaneous.

(a) Except as specifically amended and waived hereby, all the provisions of the Credit Agreement shall remain unchanged and in full force and effect, and the term "Credit Agreement", and words of like import shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 6 and Waiver unless otherwise provided herein or the context otherwise requires. Nothing herein shall affect the obligations of the Company under the Credit Agreement with respect to any period prior to the effectiveness of this Amendment No. 6 and Waiver.

(b) This Amendment No. 6 and Waiver shall be governed by and construed and interpreted in accordance with the laws of the State of New York.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 and Waiver to be executed by their duly authorized officers as of the day and year first above written.

THE PEP BOYS - MANNY, MOE & JACK

By
Title:

THE PEP BOYS - MANNY, MOE & JACK
OF CALIFORNIA,
as a Guarantor

By__________________________________
Title:


PBY CORPORATION,
as a Guarantor

By__________________________________
Title:


PEP BOYS - MANNY, MOE & JACK
OF DELAWARE, INC.,
as a Guarantor

By__________________________________
Title:


PEP BOYS - MANNY, MOE & JACK
OF PUERTO RICO, INC.,
as a Guarantor

By__________________________________
Title:


CARRUS SUPPLY CORPORATION,
as a Guarantor

By_________________________________
Title:


BANKS

THE CHASE MANHATTAN BANK,
as Agent and a Bank

By_________________________________
Title:

BANK OF AMERICA, N.A.

By__________________________________
Title:


SUNTRUST BANKS.

By__________________________________
Title:


FIRST UNION NATIONAL BANK

By__________________________________
Title:


PNC BANK, NATIONAL ASSOCIATION

By__________________________________
Title:


FLEET BANK

By__________________________________
Title:


UNION BANK OF CALIFORNIA

By__________________________________
Title:


CREDIT SUISSE FIRST BOSTON

By__________________________________
Title:


By__________________________________
Title:


BANCO POPULAR DE PUERTO RICO

By__________________________________
Title:

By__________________________________
Title: